Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[Fixed Income Artwork]


FIXED INCOME

Annual Report
2002

DELAWARE
American Government Bond Fund


[LOGO OMITTED] POWERED BY RESEARCH.(SM)

Table
   of Contents

Letter to Shareholders                 1
Portfolio Management Review            3
New At Delaware                        5
Performance Summary                    6
Financial Statements:
   Statement of Net Assets             8
   Statement of Assets and
     Liabilities                       11
   Statement of Operations             12
   Statements of Changes
     in Net Assets                     13
   Financial Highlights                14
   Notes to Financial
     Statements                        18
   Report of Independent
     Auditors                          22
Board of Trustees/Officers             23

Delaware Investments
   Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S.  growth equity
o  U.S. value equity
o  U.S.  fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each center of expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Letter                                    Delaware American Government Bond Fund
   to Shareholders                        August 13, 2002

Recap of Events
It was another positive year for most bond investors, who have recently found themselves benefiting from global uncertainties and a U.S. stock market that's in retreat. Over the past year, as corporate scandals and current events dampened investors' enthusiasm for stocks, bonds again became attractive - arguably to the point of becoming fashionable.

It has been a long road traveled to reach this point. The bond markets' day-to-day functions were severely affected in the days following last fall's terrorist attacks, but the market showed its resilience by quickly returning to normal. Bond market volatility was acute following September 11, and particularly so after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds, forcing investors to look only to the existing supply of long debt.

   "WITH  EQUITIES  STRUGGLING  THIS PAST SPRING AND  SUMMER,  DEMAND HAS BEEN
    INCREASINGLY ROBUST IN THE FIXED-INCOME MARKETS"

With equities struggling this past spring and summer, demand has been increasingly robust in the fixed-income markets. Major U.S. stock indexes are deeply entrenched in negative territory year-to-date. As a result, investors poured $73.9 billion into bond funds during 2002's first half (Source: AMG Data Services). The Lehman Brothers Aggregate Bond Index, a good measure of the broad U.S. fixed-income market, turned in a gain of +7.53% for the fiscal year ended July 31, 2002. During the last three months of the fiscal year, the index gained close to three percentage points.

Meanwhile, the high rate of corporate bond defaults seen in recent years continued into 2002, generally contributing to the flight to quality seen in the fixed-income markets. Moody's reported the rate of debt defaults for 2002's first half at 10.3%. However, the rate seems to finally be in decline, once the much-troubled telecommunications industry is factored out of the calculation.

As of July 31, 2002, the two-year U.S. Treasury note was yielding 2.19% and the 10-year note 4.44%. The 30-year Treasury bond yield was at 5.31%.

Delaware American Government Bond Fund posted a total return of +7.66% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2002. The Fund trailed its benchmark, the Lehman Brothers Government Bond Index, which posted a gain of +8.59%. As of July 31, 2002, Delaware American Government Bond Fund's SEC 30-day yield was 4.21% (for Class A shares).

Total Return
For the period ended July 31, 2002                                      One Year
Delaware American Government Bond Fund-- Class A Shares                  +7.66%
Lipper General U.S. Government Funds Average (172 funds)                 +7.31%
Lehman Brothers Government Bond Index                                    +8.59%
U.S. Consumer Price Index                                                +1.46%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the Lehman Brothers Government Bond Index can be found on pages 6 and 7. The Lipper General U.S. Government Funds Average represents the average return of all active U.S. government funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
While weak economic data recently left open the possibility of the economy sliding back into recession, the consensus GDP forecast for the remainder of 2002 is for continued growth --a scenario we still consider to be the more likely outcome as the year progresses.

In the short term, the Federal Reserve is likely to keep the fed funds target rate low, or perhaps even reduce it, if faced with an additional wave of ominous data. A continuation of low rates would bode well for your Fund over the near term, as rising interest rates are typically not a welcome sign for bond investors.

Economic growth for the first quarter of this year was recently revised downward to a yearly rate of +5.0%, while second quarter gross domestic product was significantly less --reported in late July at just +1.1% (Source: U.S. Department of Commerce). The economy has now officially come through the 2001 recession, and the consensus forecast is for recovery. However, data released lately suggests that a "double-dip" recession, if not yet a likelihood, is still a possibility. Investors and traders alike continue to monitor the economic data for a sense of direction.

We remind investors that it is important to periodically reexamine the asset allocation within their investment portfolios. We believe that, for those individuals seeking high current income, Delaware American Government Bond Fund will continue to be an important diversified, fixed income investment vehicle.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/S/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/S/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                 Delaware American Government Bond Fund
   Management Review                      August 13, 2002

Fund Managers

Steven R. Cianci
Portfolio Manager

Paul Grillo
Portfolio Manager

The Fund's Results
Your Fund's fiscal year saw the transitioning of the U.S. economy from a condition of weakness to one of apparent strength. Recently released data from the Department of Commerce reveals that the economy, as measured by gross domestic product, recorded negative growth for the first three quarters of 2001. The downturn, in degree, was one of the mildest post-WW II recessions. Since the final quarter of last year, and including the first half of 2002, the economy appears to be on the rebound, albeit at a modest pace. Government data recently released reveals that GDP growth in the second quarter of this year came in at a +1.1% annualized rate, somewhat below market expectations.

The generally positive news on the economic front has come about, at least in part, due to low interest rates. The Federal Reserve, in an attempt to inject liquidity into the faltering economy, lowered the fed funds rate 11 times in 2001 to a 40-year low mark of 1.75%. To a slightly lesser degree, longer-term interest rates also fell. With historically low mortgage rates, the housing market experienced considerable strength during the period.

Despite areas of relative economic vitality, the stock market has moved to the downside this summer. One major cause has been diminished investor trust, owing to a spate of negative financial news that included accounting scandals, acts of corporate executive malfeasance, and conflicts of interest on Wall Street. Another significant cause has been the degree to which corporate earnings have failed to sufficiently bounce back from their pre-recession levels. The poor showing of stocks so far this year has caused some investors to rediscover the merits of bond holdings. Indeed, cash flows into fixed-income funds were likely aided by asset reallocation from stocks to the comparatively lesser risk of fixed-income securities.

Strength in the bond market, for the majority of the period, could also be attributed to corporations' increasing usage of relatively cheap long-term debt in order to meet varied needs, among which included strengthening of their balance sheets and meeting short-term financing requirements.

For the fiscal year ended July 31, 2002, Delaware American Government Bond Fund returned +7.66% (Class A shares at net asset value with distributions reinvested). For comparison, the Fund slightly outperformed its peer group, the Lipper General U.S. Government Funds Average (172 funds), which rose +7.31% for the period. Delaware American Government Bond Fund's benchmark index, the Lehman Brothers Government Bond Index, gained +8.59% during the fiscal year.

Portfolio Highlights
In managing Delaware American Government Bond Fund, we seek to provide high current income, including a competitive and consistent dividend, while attempting to minimize fluctuations in principal.

The intermediate maturity bonds in which the Fund invests generally offer attractive income potential with lower price fluctuations than many longer-term bonds. During the fiscal year, when many stocks largely dropped in value, the bond investments in your Fund produced attractive returns with only slight share price movement.

We established a defensive posture for the Fund during the year and have not backed off our conservative stance in a year when credit quality was of great importance. Likewise, we have managed bond duration (a measure of a Fund's sensitivity to changes in interest rates) in order to sustain the Fund's relatively low risk profile. While patience is currently a key, going forward we expect to neutralize our defensive interest rate exposure at some point, when we feel the general direction of interest rates is more obvious.

As our fiscal year progressed, we favored mortgage-backed securities and other non-Treasury areas of the government fixed-income markets. With demand high for Treasuries, especially among shorter bonds, non-Treasury sectors generally offered us the most favorable yields. Asset-backed securities generally come with very high credit ratings and offer us the opportunity to pursue high income without sacrificing our conservative positioning. We might expect to see these types of securities continue to outperform in the near-term future.

Outlook
Going forward, we anticipate retaining our focus on the non-Treasury sectors of the market as we seek high current income for our shareholders. Although the labor cycle has been sluggish, we do not currently foresee a "double-dip" or secondary recession. We believe that the fallout from the late 1990s overexpansion and the stock bubble may have effectively "capped" interest rates to some degree. The short-term fed funds rate has been stable at 1.75% for many months and is currently expected to remain generally low during the second half of 2002, especially if we experience economic renewal at a moderate pace. The fed funds rate is currently at an historically low level versus the real or inflation-adjusted rate of interest. Longer-term interest rates may well be stable as we move forward, owing to an environment marked by a muted risk of rising inflation.

Since roughly March of this year, equities have largely experienced a downward bias, due in part to a failure of corporate earnings to meet the level expected by investors. Given the turbulent stock market, we have seen a flow of capital from equity holdings into fixed-income investments, to secure not only a greater likelihood for capital preservation, but also to garner that which has been overlooked to degree over the last half-decade, stable current income. For the short term, a likely continuation of stock market volatility should further this flow to relative safety.

In light of the current environment, we believe your Fund can continue to be an excellent vehicle for investors seeking a high income stream from a high-quality fixed-income portfolio. We will continue to stress stability in the portfolio, while monitoring the bond market and economy for signs of a changing environment.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
As of July 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-day Yield*                      4.21%
--------------------------------------------------------------------------------
Average Duration**                             2.5 years
--------------------------------------------------------------------------------
Average Maturity***                            6.52 years
--------------------------------------------------------------------------------
Average Quality                                AAA
--------------------------------------------------------------------------------

  * For Class A shares measured according to the Securities and Exchange Commission Guidelines. For Class B, Class C, and Institutional Class shares, The SEC 30-day current yields as of July 31, 2002 were 3.72%, 3.72%, and 4.72%, respectively.

 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

New
   at Delaware

--------------------------------------------------------------------------------
Simplify your life.                                            [GRAPHIC OMITTED]
     SIGN UP FOR DELAWARE'S NEW                                [eDelivery Logo]
                     eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------

Delaware
   American Government Bond Fund

Fund Basics
As of July 31, 2002
--------------------------------------------------------------------------------
Fund Objectives:
To provide high current income consistent with
safety of principal.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$238.2 million
--------------------------------------------------------------------------------
Number of Holdings:
257
--------------------------------------------------------------------------------
Fund Start Date:
August 16, 1985
--------------------------------------------------------------------------------

Your Fund Managers:
Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and a MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of Finance at Widener University and is a CFA charterholder. Paul Grillo joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and a MBA from Pace University. Mr. Grillo is also a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class A  DEGGX
Class B  DEGBX
Class C  DUGCX

Fund Performance
Average Annual Total Returns
Through July 31, 2002            Lifetime    10 Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/16/85)
Excluding Sales Charge            +7.10%      +5.67 %      +6.29%        +7.66 %
Including Sales Charge            +6.79%      +5.16 %      +5.25 %       +2.53 %
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge            +5.52%                   +5.54 %        +6.88%
Including Sales Charge            +5.52%                   +5.22 %        +2.88%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge            +5.45%                   +5.53 %        +6.85%
Including Sales Charge            +5.45%                   +5.53 %       +5.85 %
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 8/16/85), 10-year, five-year, and one-year periods ended July 31, 2002 for Delaware American Government Bond Fund's Institutional Class were +7.35%, +5.99%, +6.60%, and +7.99%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware American Government Bond Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.
An expense limitation was in effect for all classes of Delaware American Government Bond Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DUGIX

Performance of a $10,000 Investment
July 31, 1992 through July 31, 2002

         Delaware American
          Government Bond
          Fund - Class A                Lehman Brothers
              shares                 Government Bond Index
Jul-92         $9,525                       $10,000
Jul-93        $10,353                       $11,564
Jul-94         $9,990                       $12,839
Jul-95        $10,672                       $12,823
Jul-96        $11,108                       $14,121
Jul-97        $12,193                       $14,870
Jul-98        $12,965                       $16,474
Jul-99        $13,041                       $17,808
Jul-00        $13,678                       $18,221
Jul-01        $15,343                       $19,257
Jul-02        $16,520                       $21,705


Chart assumes $10,000 invested on July 31, 1992 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Government Bond Index is an unmanaged index that generally tracks the performance of U.S. government bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                 Delaware American Government Bond Fund
   of Net Assets                          July 31, 2002


                                                Principal              Market
                                                 Amount                Value
Agency Mortgage-Backed Securities - 32.29%
   Fannie Mae
     6.00% 12/1/16 to 6/1/17                   $12,140,151          $12,496,768
     6.50% 1/1/15 to 10/1/16                     3,648,660            3,807,639
     7.41% 4/1/10                                4,987,767            5,590,788
     7.50% 2/1/30 to 10/1/31                     2,619,425            2,766,206
     8.00% 2/1/30                                  403,143              429,978
     10.00% 7/1/20 to 5/1/22                       361,051              413,565
     10.50% 6/1/30                                 188,744              210,449
     10.75% 9/1/11                                  18,447               21,174
   Fannie Mae S.F. TBA 6.50% 8/1/31             17,436,000           17,858,773
   Freddie Mac
     8.00% 1/17/09                               1,094,612            1,149,342
   Freddie Mac S. F.
     8.00% 5/1/11                                2,740,302            2,914,139
     8.50% 12/1/09                                 250,486              265,828
     9.00% 12/1/05                                 155,110              159,569
     10.00% 1/1/19                                 116,770              134,358
     10.25% 4/1/08                                   2,670                2,881
     11.50% 4/1/11 to 3/1/16                       571,517              666,194
     12.00% 12/1/10                                  9,947               11,402
   GNMA GPM
     11.00% 2/15/10 to 3/15/13                     102,488              118,679
     11.50% 3/15/13 to 8/15/14                      81,847               96,448
     11.75% 8/15/13                                192,751              228,229
     12.00% 1/15/13                                 10,246               12,192
     12.25% 3/15/14                                 62,280               74,055
   GNMA S.F.
     6.50% 7/15/14 to 9/15/31                    4,937,731            5,125,265
     7.00% 5/15/28                               4,068,938            4,259,669
     7.50% 12/15/23                              1,750,376            1,868,527
     8.00% 5/15/30                                 333,334              356,043
     9.50% 9/15/17 to 3/15/23                      633,128              710,971
     10.00% 3/15/16 to 9/15/18                     175,590              200,267
     11.00% 12/15/09 to 9/15/15                    531,975              617,222
     11.50% 7/15/15                                 42,330               50,399
     12.00% 12/15/12 to 12/15/15                 1,370,858            1,650,278
     12.50% 5/15/10 to 1/15/16                     240,754              287,738
   GNMA S.F. TBA 7.50% 8/15/30                   5,153,000            5,452,518
   GNMA II GPM
     10.25% 3/20/18                                  5,457                6,313
     10.75% 1/20/16 to 2/20/18                      64,208               74,828
     12.00% 1/20/14                                 27,338               32,541
   GNMA II S.F.
     6.00% 11/20/28                              1,346,803            1,369,951
     6.50% 2/20/30                               2,343,727            2,414,771
     7.50% 9/20/30                               1,029,238            1,085,525
     8.00% 6/20/30                                 446,404              474,862
     9.00% 2/20/03 to 10/20/05                     128,825              135,211
     10.00% 12/20/02 to 6/20/21                    377,127              428,279
     10.50% 3/20/16 to 7/20/21                     205,024              240,070
     11.00% 5/20/15 to 7/20/19                      72,949               85,704
     11.50% 10/20/15                                 4,796                5,684
     12.00% 3/20/14 to 5/20/15                     115,044              137,571

                                                 Principal             Market
                                                  Amount               Value
Agency Mortgage-Backed Securities (continued)
     GNMA II S.F. (continued)
          12.50% 10/20/13 to 7/20/15           $   351,197          $   419,265
                                                                ---------------
Total Agency Mortgage-Backed Securities
     (cost $73,143,930)                                              76,918,128
                                                                ---------------
Agency Obligations - 20.26%
     Fannie Mae
          4.75% 6/18/07                          3,965,000            4,071,781
          5.25% 1/15/09 to 8/1/12                5,700,000            5,663,257
          6.125% 3/15/12                         2,280,000            2,462,167
     Freddie Mac
          3.00% 7/15/04                          3,120,000            3,150,950
          4.50% 7/23/07                          3,120,000            3,145,447
          5.875% 3/21/11                        13,480,000           14,166,833
          6.25% 3/5/12 to 7/15/32               15,000,000           15,597,890
                                                                ---------------
Total Agency Obligations
     (cost $47,243,503)                                              48,258,325
                                                                ---------------
U.S. Treasury Obligations - 15.45%
     U.S. Treasury Bonds
          6.25% 5/15/30                         10,500,000           11,694,386
        *10.375% 11/15/12                       13,545,000           17,792,630
     U.S. Treasury Notes
          3.00% 2/29/04                          2,065,000            2,098,154
          3.25% 5/31/04                          2,000,000            2,041,408
          4.375% 5/15/07                         2,060,000            2,143,366
   +U.S. Treasury Strip-Principal
          3.451% 8/15/07                         1,250,000            1,039,670
                                                                ---------------
Total U.S. Treasury Obligations
     (cost $35,928,785)                                              36,809,614
                                                                ---------------
Agency Collateralized Mortgage Obligations - 10.08%
     Fannie Mae 2002-5 Class PN Interest only
          6.00% 2/25/16                          4,973,921              652,441
     Fannie Mae 2002-7 Class IC Interest only
          6.00% 4/25/15                          3,068,770              360,230
     Fannie Mae 1998-W3 6.50% 7/25/28              991,975            1,049,708
     Fannie Mae Series 1988-15 Class A
          9.00% 6/25/18                              8,135                9,116
     Fannie Mae Series 2002-16 Class IG
          Interest only
          6.00% 3/25/15                          1,923,541              238,903
     Fannie Mae Synthetic D-2
          11.00% 4/1/09                            611,510              680,459
     Fannie Mae Synthetic F 2 11.50% 5/1/09        326,361              367,381

     Fannie Mae Synthetic Series 35 Class 2
          12.00% 7/1/18                            468,048              550,976
     Fannie Mae Synthetic Series C Class 2
          12.00% 5/1/09                            749,614              852,172
     Fannie Mae Synthetic Series H Class 2
          11.50% 5/1/09                            606,431              683,196
     Fannie Mae Synthetic Series J Class 1
          7.00% 11/1/10                             28,611               30,533

Statement                                 Delaware American Government Bond Fund
   of Net Assets (continued)


                                                Principal              Market
                                                 Amount                Value
Agency Collateralized Mortgage Obligations (continued)
   Freddie Mac Series 2303 CW
     8.50% 11/15/24                            $7,029,758            $7,507,652
   Freddie Mac Structured Pass Through
     Securities Series T-11 A5
     6.50% 1/25/15                               1,336,769            1,353,180
   Freddie Mac Structured Pass Through
     Securities Series T-11 A6
     6.50% 9/25/18                               3,000,000            3,109,925
   GNMA Series 2002-28 Class B
     5.779% 7/16/24                              4,000,000            4,151,250
   GNMA Series 98-9 B 6.85% 12/20/25             2,350,000            2,424,239
                                                                ---------------
Total Agency Collateralized
   Mortgage Obligations
   (cost $23,858,504)                                                24,021,361
                                                                ---------------
Corporate Bonds - 7.03%
Banking, Finance & Insurance - 4.78%
   BB&T 6.50% 8/1/11                             1,150,000            1,231,113
   Boeing Capital 6.50% 2/15/12                    500,000              533,791
   Citigroup 6.00% 2/21/12                         750,000              764,537
   Commercial Credit 10.00% 5/15/09              1,500,000            1,887,647
   GMAC 6.125% 2/1/07                            2,000,000            2,011,579
   RBSG Capital 10.125% 3/1/04                   1,908,000            2,124,470
   US Bank National Association
     6.30% 2/4/14                                2,685,000            2,847,254
                                                                ---------------
                                                                     11,400,391
                                                                ---------------
Healthcare & Pharmaceuticals - 0.35%
   American Home Products
     6.70% 3/15/11                                 835,000              829,811
                                                                ---------------
                                                                        829,811
                                                                ---------------
Industrial Machinery - 0.45%
   Alcan 7.25% 3/15/31                           1,000,000            1,071,536
                                                                ---------------
                                                                      1,071,536
                                                                ---------------
Retail - 1.03%
   Lowes Companies 7.50% 12/15/05                1,000,000            1,114,205
   Target 5.875% 3/1/12                          1,280,000            1,334,161
                                                                ---------------
                                                                      2,448,366
                                                                ---------------
Telecommunications - 0.21%
   Cingular Wireless 144A**
     5.625% 12/15/06                               525,000              494,744
                                                                ---------------
                                                                        494,744
                                                                ---------------
Utilities - 0.21%
   North Border Pipeline 144A**
     6.25% 5/1/07                                  500,000              511,744
                                                                ---------------
                                                                        511,744
                                                                ---------------
Total Corporate Bonds
   (cost $16,377,291)                                                16,756,592
                                                                ---------------

                                                Principal              Market
                                                 Amount                Value
Asset-Backed Securities - 6.89%
   Citibank Credit Card Master Trust
     Series 99-7 A 6.65% 11/15/06              $    50,000           $   54,083
   DVI Receivables Series 01-1 A4
     5.808% 4/11/09                                260,000              274,609
   Ford Credit Auto Ownership Trust
     Series 02-B A4 4.75% 8/15/06                1,580,000            1,643,617
   MBNA Credit Card Master Trust
     Series 01-A1 A1 5.75% 10/15/08              2,322,000            2,482,296
   MBNA Credit Card Master Trust
     Series 02-A1 4.95% 6/15/09                  2,000,000            2,075,519
   Peoplefirst.com Auto Receivable
     OwnerTrust Series 00-2 A4
     6.43% 9/15/07                               1,000,000            1,047,854
   PSE&G Transition Funding
     5.98% 6/15/08                                 320,000              344,364
   Residential Asset Securities
     Series 00-KS4 AI3 7.355% 1/25/26            2,153,089            2,190,469
   Sallie Mae Student Loan Trust
     Series 02-3 A1 1.861% 7/25/06               1,780,091            1,780,230
   Sallie Mae Student Loan Trust
     Series 97-1 A2 2.313% 1/25/10               4,500,000            4,508,477
                                                                ---------------
Total Asset-Backed Securities
   (cost $16,091,135)                                                16,401,518
                                                                ---------------
Commercial Mortgage-Backed Securities - 3.58%
   Commercial Series 00-C1 A1
     7.206% 8/15/33                              2,388,418            2,601,117
   First Union National Bank
     Commercial Mortgage Series 02-C1 A2
     6.141% 2/12/34                                890,000              932,649
   First Union National Bank
     Commercial Mortgage Series 99-C4 A1
     7.184% 9/15/08                                113,387              122,603
   JP Morgan Chase Commercial Mortgage
     Series 2002-FLIA A1 2.189% 2/14/15          1,997,479            1,996,479
   Lehman Brothers-UBS Securities
     01 - C3 A2 6.365% 12/15/28                  2,705,000            2,869,405
                                                                ---------------
Total Commercial
   Mortgage-Backed Securities
   (cost $8,712,704)                                                  8,522,253
                                                                ---------------

Statement                                 Delaware American Government Bond Fund
   of Net Assets (continued)


                                                Principal             Market
                                                 Amount               Value
Collateralized Mortgage Obligations - 1.19%
   Collateralized Mortgage Securities
     Series F Class 4
     11.45% 11/1/15                             $   72,302         $     72,722
   Residental Funding Mortgage Security
     Series 1999-S10 A1 6.25% 4/25/14            1,835,198            1,887,997
   Travellers Mortgage Securities
     Series 1-Z2 12.00% 3/1/14                     799,730              864,872
                                                               ----------------
Total Collateralized Mortgage Obligations
   (cost $2,217,360)                                                  2,825,591
                                                               ----------------
Municipal Bond - 0.58%
   Cook County, Illinois,
     Chicago Heights School District,
     Taxable-Series B 13.15%
     12/1/05 AMBAC                               1,055,000            1,374,507
                                                               ----------------
Total Municipal Bond
   (cost $1,482,085)                                                  1,374,507
                                                               ----------------
Repurchase Agreements - 11.58%
   With BNP Paribas 1.79%
     8/1/02 (dated 7/31/02,
     collateralized by $9,610,000
     U.S. Treasury Bills due
     8/8/02, market value $9,606,331)            9,395,000            9,395,000
   With J.P. Morgan Securities 1.77%
     8/1/02 (dated 7/31/02,
     collateralized by $3,285,000
     U.S. Treasury Notes 11.125% due
     8/15/03, market value $3,773,453
     and $4,085,000 U.S. Treasury Notes
     10.75% due 8/15/05,
     market value $5,210,920)                    8,805,000            8,805,000
   With UBS Warburg 1.79%
     8/1/02 (dated 7/31/02,
     collateralized by $4,085,000
     U.S. Treasury Notes 3.625% due
     8/31/03, market value $4,224,814,
     $4,085,000 U.S. Treasury Notes
     5.875% due 2/15/04,
     market value $ 4,429,666
     and $822,000 U.S. Treasury Notes
     6.50% due 10/15/06,
     market value $935,333)                      9,395,000            9,395,000
                                                                   ------------
Total Repurchase Agreements
   (cost $27,595,000)                                                27,595,000
                                                                   ------------
Total Market Value of Securities - 108.93%
   (cost $252,650,296)                                              259,482,889
Liabilities Net of Receivables
   and Other Assets - (8.93%)                                      (21,273,315)
                                                                   ------------
Net Assets Applicable to 30,739,002
   Shares Outstanding - 100.00%                                    $238,209,574
                                                                   ------------

Net Asset Value - Delaware American
   Government Bond Fund Class A
   ($141,770,542 / 18,294,395 Shares)                                     $7.75
                                                                   ------------
Net Asset Value - Delaware American
   Government Bond Fund Class B
   ($46,486,141 / 5,998,640 Shares)                                       $7.75
                                                                   ------------
Net Asset Value - Delaware American
   Government Bond Fund Class C
   ($8,728,257 / 1,126,304 Shares)                                        $7.75
                                                                   ------------
Net Asset Value - Delaware American
   Government Bond Fund Instititutional Class
   ($41,224,634 / 5,319,663 Shares)                                       $7.75
                                                                   ------------

Components of Net Assets at July 31, 2002:
Shares of beneficial interest
   (unlimited authorization-- no par)                              $263,400,958
Undistributed net investment income                                     265,727
Accumulated net realized loss on investments                       (32,343,114)
Net unrealized appreciation of investments                            6,886,003
                                                                   ------------
Total net assets                                                   $238,209,574
                                                                   ============

Summary of Abbreviations:
AMBAC -- Insured by AMBAC Indemnity Corporation
GNMA -- Government National Mortgage Association
GPM -- Graduate Payment Mortgage
S.F. -- Single Family

 * Fully or partially pledged as collateral for financial futures contracts. ** Securities exempt from registration under Rule 144A of the Securities Act of 1933.
   See Note 10 in "Notes to Financial Statements".

 + Zero coupon bond. The interest rate shown is the yield at time of purchase.

Net Asset Value and Offering Price per Share -
   Delaware American Government Bond Fund
Net asset value Class A (A)                                               $7.75
Sales charge (4.75% of offering price, or 5.03%
   of amount invested per share) (B)                                       0.39
                                                                          -----
Offering price                                                            $8.14
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                 Delaware American Government Bond Fund
   of Assets and Liabilities              July 31, 2002




Assets:
   Investments at market (cost $252,650,296)                       $259,482,889
   Receivables for securities sold                                   26,538,552
   Interest receivable                                                2,234,628
   Subscriptions receivable                                             866,792
   Other receivables                                                    166,869
   Market to market on futures                                           90,108
   Due from manager                                                     130,845
                                                                   ------------
   Total assets                                                     289,510,683
                                                                   ------------

Liabilities:
   Cash overdraft                                                        27,440
   Payables for securities purchased                                 50,319,969
   Accrued expenses                                                     306,491
   Liquidations payable                                                 376,465
   Distributions payable                                                270,744
                                                                   ------------
   Total liabilities                                                 51,301,109
                                                                   ------------

Total Net Assets                                                   $238,209,574
                                                                   ============

See accompanying notes

Statement                                 Delaware American Government Bond Fund
   of Operations                          Year Ended July 31, 2002




Investment Income:
   Interest                                                                                        $11,524,033
                                                                                                   -----------
Expenses:
   Management fees                                                   $1,156,459
   Dividend disbursing and transfer agent fees and expenses           1,250,675
   Distribution expenses-- Class A                                      380,531
   Distribution expenses-- Class B                                      372,297
   Distribution expenses-- Class C                                       77,399
   Reports and statements to shareholders                               110,303
   Registration fees                                                    109,582
   Accounting and administration fees                                    90,732
   Professional fees                                                     31,312
   Trustees' fees                                                        14,770
   Custodian fees                                                         7,900
   Other expenses                                                        58,901                      3,660,861
                                                                     ----------
   Less expenses paid indirectly                                                                       (5,189)
   Less expenses absorbed or waived                                                                (1,249,271)
                                                                                                   -----------
   Total expenses                                                                                    2,406,401
                                                                                                   -----------
Net Investment Income                                                                                9,117,632
                                                                                                   -----------

Net Realized and Unrealized Gain on Investments:
   Net realized gain on:
   Investments                                                                                       5,197,361
   Futures contracts                                                                                   380,130
   Swap agreement                                                                                      215,697
                                                                                                   -----------
   Net realized gain                                                                                 5,793,188
   Net change in unrealized appreciation/depreciation on investments                                   293,099
                                                                                                   -----------
Net Realized and Unrealized Gain on Investments                                                      6,086,287
                                                                                                   -----------

Net Increase in Net Assets Resulting from Operations                                               $15,203,919
                                                                                                   ===========

See accompanying notes

Statements                                Delaware American Government Bond Fund
   of Changes in Net Assets

Delaware American Government Bond Fund


                                                                                        Year Ended
                                                                              7/31/02               7/31/01
Increase in Net Assets from Operations:
   Net investment income                                                      $9,117,632            $8,542,865
   Net realized gain on investments                                            5,793,188             2,685,872
   Net change in unrealized appreciation/depreciation of investments             293,099             5,668,030
                                                                          --------------        --------------
   Net increase in net assets resulting from operations                       15,203,919           16,896,767
                                                                          --------------        --------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                  (6,727,034)           (5,413,479)
     Class B                                                                  (1,709,719)             (940,842)
     Class C                                                                    (355,567)             (167,163)
     Institutional Class                                                      (2,153,104)           (1,970,699)
                                                                          --------------        --------------
                                                                             (10,945,424)           (8,492,183)
                                                                          --------------        --------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                  48,488,670            20,254,309
     Class B                                                                  22,811,546            12,216,782
     Class C                                                                   5,958,950             3,973,326
     Institutional Class                                                      17,983,342            13,699,626

   Net assets from merger1:
     Class A                                                                  25,307,576                    --
     Class B                                                                   8,730,074                    --
     Class C                                                                   1,889,669                    --
     Institutional Class                                                       1,947,146                    --

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                   4,489,008             3,317,581
     Class B                                                                   1,122,162               550,735
     Class C                                                                     304,037               146,599
     Institutional Class                                                       2,124,696             1,974,116
                                                                          --------------        --------------
                                                                             141,156,876            56,133,074
                                                                          --------------        --------------
   Cost of shares repurchased:
     Class A                                                                 (35,655,882)          (24,452,213)
     Class B                                                                 (10,450,734)           (6,055,614)
     Class C                                                                  (3,700,429)           (2,578,445)
     Institutional Class                                                     (14,975,943)          (16,871,920)
                                                                          --------------        --------------
                                                                             (64,782,988)          (49,958,192)
                                                                          --------------        --------------
Increase in net assets derived from capital share transactions                76,373,888             6,174,882
                                                                          --------------        --------------
Net Increase in Net Assets                                                    80,632,383            14,579,466

Net Assets:
   Beginning of year                                                         157,577,191           142,997,725
                                                                          --------------        --------------
   End of year                                                              $238,209,574          $157,577,191
                                                                          ==============        ==============

See accompanying notes 1See footnote 5.

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware American Government Bond Fund Class A

                                                                                           Year Ended
                                                                 7/31/02(1)     7/31/01       7/31/00       7/31/99       7/31/98

Net asset value, beginning of period                               $7.590        $7.170        $7.300        $7.720        $7.760

Income (loss) from investment operations:
Net investment income                                               0.339         0.433         0.469         0.474         0.528
Net realized and unrealized gain (loss) on investments              0.227         0.418        (0.128)       (0.420)       (0.040)
                                                                   ------        ------        ------        ------        ------
Total from investment operations                                    0.566         0.851         0.341         0.054         0.488
                                                                   ------        ------        ------        ------        ------

Less dividends and distributions from:
Net investment income                                              (0.406)       (0.431)       (0.471)       (0.474)       (0.528)
                                                                   ------        ------        ------        ------        ------
Total dividends and distributions                                  (0.406)       (0.431)       (0.471)       (0.474)       (0.528)
                                                                   ------        ------        ------        ------        ------

Net asset value, end of period                                     $7.750        $7.590        $7.170        $7.300        $7.720
                                                                   ======        ======        ======        ======        ======

Total return(2)                                                     7.66%        12.14%         4.88%         0.59%         6.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $141,771        $96,53       $92,100      $114,027      $127,001
Ratio of expenses to average net assets                             1.05%         1.61%         1.34%         1.25%         1.20%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.64%         1.61%         1.34%         1.25%         1.20%
Ratio of net investment income to average net assets                4.43%         5.82%         6.55%         6.16%         6.80%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly         3.84%         5.82%         6.55%         6.16%         6.80%
Portfolio turnover                                                   316%          186%          223%          142%          119%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended July 31, 2002.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware American Government Bond Fund Class B

                                                                                           Year Ended
                                                                 7/31/02(1)     7/31/01       7/31/00       7/31/99       7/30/98

Net asset value, beginning of period                               $7.590        $7.170        $7.300        $7.720        $7.760

Income (loss) from investment operations:
Net investment income                                               0.283         0.380         0.419         0.421         0.474
Net realized and unrealized gain (loss) on investments              0.227         0.418        (0.128)       (0.421)       (0.040)
                                                                   ------        ------        ------        ------        ------
Total from investment operations                                    0.510         0.798         0.291         0.000         0.434
                                                                   ------        ------        ------        ------        ------

Less dividends and distributions from:
Net investment income                                              (0.350)       (0.378)       (0.421)       (0.420)       (0.474)
                                                                   ------        ------        ------        ------        ------
Total dividends and distributions                                  (0.350)       (0.378)       (0.421)       (0.420)       (0.474)
                                                                   ------        ------        ------        ------        ------

Net asset value, end of period                                     $7.750        $7.590        $7.170        $7.300        $7.720
                                                                   ======        ======        ======        ======        ======

Total return(2)                                                     6.88%        11.36%         4.15%       (0.11%)         5.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $46,486       $23,556       $15,855       $19,147       $13,642
Ratio of expenses to average net assets                             1.75%         2.31%         2.04%         1.95%         1.90%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.34%         2.31%         2.04%         1.95%         1.90%
Ratio of net investment income to average net assets                3.73%         5.12%         5.85%         5.46%         6.10%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly         3.14%         5.12%         5.85%         5.46%         6.10%
Portfolio turnover                                                   316%          186%          223%          142%          119%



(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $ 0.076, an increase in net realized and unrealized gain
     (loss) per share of $ 0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended July 31, 2002.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware American Government Bond Fund Class C

                                                                                           Year Ended
                                                                 7/31/02(1)     7/31/01       7/31/00       7/31/99       7/30/98

Net asset value, beginning of period                               $7.590        $7.170        $7.300        $7.720        $7.760

Income (loss) from investment operations:
Net investment income                                               0.281         0.380         0.420         0.422         0.474
Net realized and unrealized gain (loss) on investments              0.227         0.418        (0.129)       (0.422)       (0.040)
                                                                   ------        ------        ------        ------        ------
Total from investment operations                                    0.508         0.798         0.291         0.000         0.434
                                                                   ------        ------        ------        ------        ------

Less dividends and distributions from:
Net investment income                                              (0.348)       (0.378)       (0.421)       (0.420)       (0.474)
                                                                   ------        ------        ------        ------        ------
Total dividends and distributions                                  (0.348)       (0.378)       (0.421)       (0.420)       (0.474)
                                                                   ------        ------        ------        ------        ------

Net asset value, end of period                                     $7.750        $7.590        $7.170        $7.300        $7.720
                                                                   ======        ======        ======        ======        ======

Total return(2)                                                     6.85%        11.36%         4.15%       (0.11%)         5.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $8,728        $4,145        $2,434        $4,077        $2,047
Ratio of expenses to average net assets                             1.75%         2.31%         2.04%         1.95%         1.90%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         2.34%         2.31%         2.04%         1.95%         1.90%
Ratio of net investment income to average net assets                3.73%         5.12%         5.85%         5.46%         6.01%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly         3.14%         5.12%         5.85%         5.46%         6.01%
Portfolio turnover                                                   316%          186%          223%          142%          119%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $ 0.076, an increase in net realized and unrealized gain
     (loss) per share of $ 0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended July 31, 2002.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware American Government Bond Fund Institutional Class

                                                                                           Year Ended
                                                                 7/31/02(1)     7/31/01       7/31/00       7/31/99       7/31/98

Net asset value, beginning of period                               $7.590        $7.170        $7.300        $7.720        $7.760

Income (loss) from investment operations:
Net investment income                                               0.361         0.454         0.492         0.495         0.550
Net realized and unrealized gain (loss) on investments              0.228         0.418        (0.130)       (0.418)       (0.040)
                                                                   ------        ------        ------        ------        ------
Total from investment operations                                    0.589         0.872         0.362         0.077         0.510
                                                                   ------        ------        ------        ------        ------

Less dividends and distributions from:
Net investment income                                              (0.429)       (0.452)       (0.492)       (0.497)       (0.550)
                                                                   ------        ------        ------        ------        ------
Total dividends and distributions                                  (0.429)       (0.452)       (0.492)       (0.497)       (0.550)
                                                                   ------        ------        ------        ------        ------

Net asset value, end of period                                     $7.750        $7.590        $7.170        $7.300        $7.720
                                                                   ======        ======        ======        ======        ======

Total return(2)                                                     7.99%        12.46%         5.19%         0.89%         6.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $41,225       $33,337       $32,609       $30,883       $17,865
Ratio of expenses to average net assets                             0.75%         1.31%         1.04%         0.95%         0.90%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly         1.34%         1.31%         1.04%         0.95%         0.90%
Ratio of net investment income to average net assets                4.73%         6.12%         6.85%         6.46%         7.10%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly         4.14%         6.12%         6.85%         6.46%         7.10%
Portfolio turnover                                                   316%          186%          223%          142%          119%


(1) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $ 0.076, an increase in net realized and unrealized gain
     (loss) per share of $ 0.076, and a decrease in the ratio of net investment income to average net assets of 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager for the period ended July 31, 2002.


See accompanying notes

Notes                                     Delaware American Government Bond Fund
   to Financial Statements                July 31, 2002


Delaware Group Government Fund (the "Trust") is organized as a Delaware business trust and offers one series: Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principles -- As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund was not amortizing premium and was recognizing market discount at disposition on debt securities, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,148,980 reduction in cost of securities and a corresponding $2,148,980 increase in net unrealized (depreciation), based on securities held by the Fund on August 1, 2001.

In addition, effective August 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage-and asset-backed securities to be recorded as an adjustment to interest income. Prior to August 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income of $2,093,571, an increase in net unrealized appreciation (depreciation) of $107,740, and an increase in net realized gains (losses) of $1,985,831. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,189 for the year ended July 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended July 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                     Delaware American Government Bond Fund
   to Financial Statements (continued)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through September 30, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At July 31, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:


Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC                      $(127,651)

Other expenses payable to DMC and affiliates                            (4,684)

Receivable from DMC under expense limitation agreement                  130,845


For the year ended July 31, 2002, DDLP earned $34,666 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2002, the Fund made purchases of $411,377,855 and sales of $337,486,276 of investment securities other than U.S. government securities and short-term investments. The purchases and sales of long-term U.S. government securities were $279,587,784 and $293,766,248 respectively.

At July 31, 2002, the cost of investments for federal income tax purposes was $254,921,245. At July 31, 2002, net unrealized appreciation was $4,561,644 of which $5,162,034 related to unrealized appreciation of investments and $600,390 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                            2002                 2001
                                         -----------          ----------
Ordinary income                          $10,945,424          $8,492,183


As of July 31, 2002, the components of net assets on a tax basis were as follows:


Shares of beneficial interest                                      $263,400,958
Undistributed ordinary income                                           265,727
Capital loss carryforwards                                         (27,051,529)
Post-October losses                                                 (2,967,226)
Unrealized appreciation of investments                                4,561,644
                                                                   ------------
Net assets                                                         $238,209,574
                                                                   ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: $9,205,797 expires in 2003; $4,166,601 expires in 2004; $2,371,574 expires in 2005; $3,180,890 expires in 2007; $6,907,431 expires in 2008 and $1,219,236 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Fund Merger
Effective August 27, 2001, Delaware American Government Bond Fund acquired all of the assets and assumed all of the liabilities of Delaware U.S. Government Securities Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization") dated August 24, 2001 and approved by Delaware U.S. Government Securities Fund shareholders on July 26, 2001. The shareholders of Delaware U.S. Government Securities Fund received shares of the respective class of Delaware American Government Bond Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the Delaware American Government Bond Fund.

The Reorganization was treated as a non-taxable event and accordingly the Delaware American Government Bond Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, and accumulative realized losses of the Delaware U.S. Government Securities Fund as of the close of business on August 24, 2001 were as follows:


                               Net         Accumulated
                           Unrealized      Net Realized
       Net Assets         Appreciation       Losses
       -----------        ------------    -------------
       $37,874,465          $888,161       $(4,435,216)


The net assets of the Delaware American Government Bond Fund prior to the Reorganization was $161,138,560.

Notes                                     Delaware American Government Bond Fund
   to Financial Statements (continued)



6. Capital Shares
Transactions in capital shares were as follows:


                                             Year Ended
                                       7/31/02         7/31/01
Shares sold:
     Class A                          6,344,043       2,705,370
     Class B                          2,969,901       1,628,996
     Class C                            776,395         530,597
     Institutional Class              2,349,739       1,828,100

Shares sold from merger:(1)
     Class A                          3,327,507              --
     Class B                          1,147,852              --
     Class C                            248,459              --
     Institutional Class                256,016              --

Shares issued upon reinvestment of
dividends and distributions:
     Class A                            587,087         446,017
     Class B                            146,756          73,933
     Class C                             39,776          19,667
     Institutional Class                277,998         265,513
                                     ----------      ----------
                                     18,471,529       7,498,193
                                     ----------      ----------
Shares repurchased:
     Class A                         (4,679,632)     (3,285,590)
     Class B                         (1,368,450)       (812,322)
     Class C                           (484,248)       (343,980)
     Institutional Class             (1,955,067)     (2,252,149)
                                     ----------      ----------
                                     (8,487,397)     (6,694,041)
                                     ----------      ----------
Net increase                          9,984,132         804,152
                                     ==========      ==========

(1) See footnote 5.

7. Line of Credit
The Fund, along with certain other funds in the Delaware
Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of July 31, 2002, or at any time during the year.

8. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. Financial futures contracts open at July 31, 2002 were as follows:

      Contracts to       Notional Cost                       Unrealized
       Buy (Sell)         (Proceeds)      Expiration Date    Gain(Loss)
   ------------------    -------------    ---------------    ----------
   (130) U.S. 10 Year
     Treasury Note       ($14,310,450)     September 2002      $(68,769)
   (46) U.S. 10 Year
      Swap                (4,898,540)      September 2002          (460)
   82 U.S. 20 Year
       Treasury Note       8,586,406       September 2002        100,469
   158 U.S. 5 Year
       Treasury Note      17,409,674       September 2002         22,170
                                                               ---------
                                                                 $53,410
                                                               =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

9. Swap Agreements
During the year ended July 31, 2002, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

No swap agreements were outstanding at July 31, 2002.

Notes                                     Delaware American Government Bond Fund
   to Financial Statements (continued)



10. Credit and Market Risk
The Fund may invest up to 20% of its net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

11. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions a on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2002, the Fund designates distributions paid during the year as follows:


            (A)                         (B)
     Long-Term Capital           Ordinary Income
    Gains Distributions           Distributions           Total Distributions
        (Tax Basis)                (Tax Basis)                (Tax Basis)
    -------------------          ---------------          -------------------
            --                         100%                       100%


(A) and (B) are based on a percentage of the Fund's total distribution.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees Delaware Group Government Fund - Delaware American Government Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware American Government Bond Fund (the "Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Government Bond Fund at July 31, 2002, the results of its operations for the year then ended, he changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 6, 2002

Board of Trustees/Officers
   Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

           Name,                                                           Principal              Number of             Other
         Address              Position(s)                                Occupation(s)       Portfolios in Fund     Directorships
           and                 Held with       Length of Time               During            Complex Overseen         Held by
        Birthdate               Fund(s)           Served                 Past 5 Years           by Trustee             Trustee
------------------------------------------------------------------------------------------------------------------------------------
   Interested Trustees

Charles E. Haldeman, Jr.(1)    Chairman           2 Years           Since January 1, 2000,           89                None
   2005 Market Street         and Trustee                              Mr. Haldeman has
    Philadelphia, PA                                                   served in various
         19103                                                  capacities at different times
                                                                  at Delaware Investments(2)

    October 29, 1948                                              President/Chief Operating
                                                                      Officer/Director--
                                                                   United Asset Management
                                                                (January 1998 - January 2000)

                                                                     Partner/Director--
                                                                   Cooke and Bieler, Inc.
                                                                  (Investment Management)
                                                                 (June 1974 - January 1998)

     David K. Downes(3)        President,         9 Years -            Mr. Downes has                107       Director/President -
    2005 Market Street      Chief Executive   Executive Officer      served in various                           Lincoln National
     Philadelphia, PA          Officer,                             executive capacities                      Convertible Securities
          19103             Chief Financial   3 Years - Trustee      at different times                             Fund, Inc.
                          Officer and Trustee                     at Delaware Investments
     January 8, 1940                                                                                           Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

   Independent Trustees

     Walter P. Babich           Trustee           14 Years            Board Chairman -               107               None
   460 North Gulph Road                                           Citadel Constructors, Inc.
   King of Prussia, PA                                                (1989 - Present)
          19406

     October 1, 1927


(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

           Name,                                                           Principal              Number of             Other
         Address              Position(s)                                Occupation(s)       Portfolios in Fund     Directorships
           and                 Held with       Length of Time               During            Complex Overseen         Held by
        Birthdate               Fund(s)           Served                 Past 5 Years           by Trustee             Trustee
------------------------------------------------------------------------------------------------------------------------------------

Independent Trustees (continued)

    John H. Durham            Trustee           23 Years(4)            Private Investor             107               Trustee -
     P.O. Box 819                                                                                                 Abington Memorial
  Gwynedd Valley, PA                                                                                                  Hospital
         19437
                                                                                                                President/Direct
    August 7, 1937                                                                                                22 WR Corporation


      John A. Fry             Trustee             1 Year                   President-               89               Director -
     P.O. Box 3003                                                 Franklin & Marshall College                    Sovereign Bancorp
     Lancaster, PA                                                    (June 2002 - Present)
         17604                                                                                                       Director -
                                                                   Executive Vice President-                       Sovereign Bank
     May 28, 1960                                                  University of Pennsylvania
                                                                    (April 1995 - June 2002)


   Anthony D. Knerr           Trustee            12 Years          Founder/Managing Director -      107                 None
   500 Fifth Avenue                                                Anthony Knerr & Associates
     New York, NY                                                    (Strategic Consulting)
         10110                                                          (1990 - Present)

   December 7, 1938


     Ann R. Leven             Trustee            13 Years       Treasurer/Chief Fiscal Officer -    107              Director -
    785 Park Avenue                                                  National Gallery of Art                     Recoton Corporation
     New York, NY                                                         (1994 - 1999)
         10021                                                                                                       Director -
                                                                                                                   Systemax, Inc.
   November 1, 1940
                                                                                                                  Director - Andy
                                                                                                                 Warhol Foundation


   Thomas F. Madison          Trustee            8 Years                 President/Chief            107           Director - Valmont
200 South Fifth Street                                                 Executive Officer -                          Industries, Inc.
      Suite 2100                                                       MLM Partners, Inc.
    Minneapolis, MN                                                 (Small Business Investing                        Director - ACI
         55402                                                           and Consulting)                           Telecentrics Inc.
                                                                    (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                       River Inc

                                                                                                                   Director - Rimage
                                                                                                                      Corporation

                                       24

           Name,                                                           Principal              Number of             Other
         Address              Position(s)                                Occupation(s)       Portfolios in Fund     Directorships
           and                 Held with       Length of Time               During            Complex Overseen         Held by
        Birthdate               Fund(s)           Served                 Past 5 Years           by Trustee             Trustee
------------------------------------------------------------------------------------------------------------------------------------

Independent Trustees (continued)

   Janet L. Yeomans               Trustee            3 Years        Vice President Treasurer -      107                  None
Building 220-13W-37 St.                                                   3M Corporation
       Paul, MN                                                       (July 1995 - Present)
         55144
                                                                       Ms. Yeomans has held
     July 31, 1948                                                      various management
                                                                    positions at 3M Corporation
                                                                            since 1983.


Officers

   William E. Dodge           Executive Vice         2 Years       Executive Vice President and     107                  None
  2005 Market Street          President and                         Chief Investment Officer -
   Philadelphia, PA          Chief Investment                           Equity of Delaware
         19103               Officer - Equity                    Investment Advisers, a series of
                                                                        Delaware Management
     June 29, 1949                                                        Business Trust
                                                                      (April 1999 - Present)

                                                                        President, Director
                                                                         of Marketing and
                                                                    Senior Portfolio Manager -
                                                                    Marvin & Palmer Associates
                                                                     (Investment Management)
                                                                    (August 1996 - April 1999)


   Jude T. Driscoll           Executive Vice         1 Year        Executive Vice President and     107                  None
  2005 Market Street          President and                          Head of Fixed-Income of
   Philadelphia, PA              Head of                          Delaware Investment Advisers,
         19103                 Fixed-Income                            a series of Delaware
                                                                    Management Business Trust
    March 10, 1963                                                    (August 2000 - Present)

                                                                     Senior Vice President and
                                                                Director of Fixed-Income Process -
                                                                    Conseco Capital Management
                                                                     (June 1998 - August 2000)

                                                                        Managing Director -
                                                                   NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)


  Richard J. Flannery    Executive Vice President,   5 Years        Mr. Flannery has served in      107                  None
  2005 Market Street       General Counsel and                     various executive capacities
   Philadelphia, PA    Chief Administrative Officer                    at different times at
         19103                                                         Delaware Investments.

  September 30, 1957

                                       25

           Name,                                                           Principal              Number of             Other
         Address              Position(s)                                Occupation(s)       Portfolios in Fund     Directorships
           and                 Held with       Length of Time               During            Complex Overseen         Held by
        Birthdate               Fund(s)           Served                 Past 5 Years           by Trustee             Trustee
------------------------------------------------------------------------------------------------------------------------------------

Officers (continued)

 Richelle S. Maestro      Senior Vice President,     9 Years       Ms. Maestro has served in        107                  None
  2005 Market Street      Deputy General Counsel                 various executive capacities
   Philadelphia, PA           and Secretary                         at different times at
         19103                                                      Delaware Investments.

   November 26, 1957


   Michael P. Bishof       Senior Vice President     6 Years       Mr. Bishof has served in         107                  None
  2005 Market Street          and Treasurer                      various executive capacities
   Philadelphia, PA                                                 at different times at
         19103                                                      Delaware Investments.

    August 18, 1962


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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                                       27
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                                       28

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                          Fixed Income Group
Delaware American Services Fund                              Corporate and Government
Delaware Growth Opportunities Fund                           Delaware American Government Bond Fund
Delaware Select Growth Fund                                  Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                               Delaware Delchester Fund
Delaware Technology and Innovation Fund                      Delaware Extended Duration Bond Fund
Delaware Trend Fund                                          Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                    Delaware Limited-Term Government Fund
                                                             Delaware Strategic Income Fund

Value-Equity Group                                           Money Market
Delaware Decatur Equity Income Fund                          Delaware Cash Reserve Fund
Delaware Growth and Income Fund                              Delaware Tax-Free Money Fund
Delaware REIT Fund
Delaware Small Cap Value Fund                                Municipal (National Tax-Exempt)
                                                             Delaware National High-Yield Municipal Bond Fund
                                                             Delaware Tax-Free Insured Fund
International Group                                          Delaware Tax-Free USA Fund
(DIAL-Delaware International Advisers Ltd.)                  Delaware Tax-Free USA Intermediate Fund
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund                  Municipal (State-Specific Tax-Exempt)
Delaware International Value Equity Fund                     Delaware Tax-Free Arizona Fund
   (formerly Delaware International Equity Fund)             Delaware Tax-Free Arizona Insured Fund
                                                             Delaware Tax-Free California Fund
                                                             Delaware Tax-Free California Insured Fund
Blend Mutual Funds                                           Delaware Tax-Free Colorado Fund
Delaware Balanced Fund                                       Delaware Tax-Free Florida Fund
Delaware Core Equity Fund                                    Delaware Tax-Free Florida Insured Fund
   (formerly Delaware Growth Stock Fund)                     Delaware Tax-Free Idaho Fund
Delaware Devon Fund                                          Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Social Awareness Fund                               Delaware Tax-Free Minnesota Fund
                                                             Delaware Tax-Free Minnesota Insured Fund
                                                             Delaware Tax-Free Minnesota Intermediate Fund
Structured Equity Products Group                             Delaware Tax-Free Missouri Insured Fund
Delaware Diversified Growth Fund                             Delaware Tax-Free New York Fund
Delaware Diversified Value Fund                              Delaware Tax-Free Oregon Insured Fund
Delaware Group Foundation Funds                              Delaware Tax-Free Pennsylvania Fund
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                          Contact Information
Charles E. Haldeman, Jr.                        William E. Dodge                             Investment Manager
Chairman                                        Executive Vice President and                 Delaware Management Company
Delaware Investments Family of Funds            Chief Investment Officer, Equity             Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                             International Affiliate
Walter P. Babich                                                                             Delaware International Advisers Ltd.
Board Chairman                                  Jude T. Driscoll                             London, England
Citadel Constructors, Inc.                      Executive Vice President and
King of Prussia, PA                             Head of Fixed Income                         National Distributor
                                                Delaware Investments Family of Funds         Delaware Distributors, L.P.
David K. Downes                                 Philadelphia, PA                             Philadelphia, PA
President  and Chief  Executive  Officer
Delaware  Investments Family of Funds           Richard J. Flannery                          Shareholder Servicing, Dividend
Philadelphia, PA                                President and Chief Executive Officer        Disbursing and Transfer Agent
                                                Delaware Distributors, L.P.                  Delaware Service Company, Inc.
John H. Durham                                  Philadelphia, PA                             2005 Market Street
Private Investor                                                                             Philadelphia, PA 19103-7094
Gwynedd Valley, PA                              Richelle S. Maestro
                                                Senior Vice President,                       For Shareholders
John A. Fry                                     Deputy  General  Counsel  and  Secretary     800 523-1918
President                                       Delaware  Investments Family of Funds
Franklin & Marshall College                     Philadelphia, PA                             For Securities Dealers and Financial
Lancaster, PA                                                                                Institutions Representatives Only
                                                Michael P. Bishof                            800 362-7500
Anthony D. Knerr                                Senior Vice President and Treasurer
Consultant                                      Delaware Investments Family of Funds         Web site
Anthony Knerr & Associates                      Philadelphia, PA                             www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6555)                                                        Printed in the USA
AR-023 [7/02] VG 9/02                                                     J8553